Summary of critical accounting judgments and key sources of estimation uncertainty	12 Months Ended
Dec. 31, 2021
Significant Accounting Estimates And Judgments [Abstract]
Summary of critical accounting judgments and key sources of estimation uncertainty	Summary of critical accounting judgments and key sources of estimation uncertainty
The preparation of the Consolidated and Carve-out Financial Statements in conformity with IFRS required management to make estimates and assumptions that affect the application of policies and reported amounts of assets, liabilities, income, expenses and related disclosures. The estimates and assumptions that have the most significant effect on the amounts recognized in the Consolidated and Carve-out Financial Statements are described below.
4.1Critical accounting judgments
Going concern
The Group has a limited operating history and has experienced net losses and significant cash used in operating activities since the inception of the Group. For the year ended December 31, 2021, the Group had a net loss of USD 87,009 thousand (2020: USD 59,943 thousand) (2019: USD 23,481 thousand) and net cash used in operating activities of USD 72,139 thousand (2020 USD 38,212 thousand) (2019: USD 14,897 thousand). Management expects the Group to continue to incur net losses and have significant cash outflows for at least the next 12 months.
Upon the completion of the Group’s IPO, the Group received net proceeds of USD 143,861 thousand which were partially used to advance the Apraglutide program, business development activities and cover operating expenses and capital expenditures. With a remainder of USD 102,707 thousand (2020 USD 40,172 thousand) (2019 USD 19,813 thousand) in cash as of December 31, 2021, the board of directors of the Company is of the opinion that this cash position, together with the funds from Kreos Loan and AKP agreements (Note 30), signed in March 2022 is sufficient to continue operating through the next 12 months and meet the Group's ongoing operating requirements, recurring expenses, required capital expenditures and acquisition opportunities as they arises.
4.2Key sources of estimation uncertainty
Convertible loans containing embedded derivatives
Convertible loans are initially recognized at fair value at the date the contracts are entered into and are subsequently remeasured to their fair value at the end of each reporting period. The resulting difference in the fair value is recognized through profit or loss. When the contract contains one or more embedded derivatives, the Group designates the entire hybrid contract at FVTPL.
On December 23, 2019, the Company issued Convertible loans to certain shareholders, as lenders (collectively, the “Lenders”), providing for USD 20,000 thousand subordinated loans in aggregate (the “Convertible loans”) with a maturity of two years at a stated interest rate of 4.0% per annum to be accrued on the principal amount until the Convertible loans were converted or mature, of which USD 17,069 thousand was received in cash and recognized as a financial liability as of December 31 2019. During January 2020, the Company received the remaining USD 2,931 thousand in cash.
Pursuant to the terms and conditions of the agreements with the Lenders, there were three triggers, as detailed below, that required the Company either to make a cash payment or mandatorily convert the Convertible loans, based on the conversion price, into preferred shares of the Company during the instruments’ duration:
•Change of control (cash payment);
•Maturity (cash payment upon demand by the Lenders);
•Qualified financing event (conversion to the same class of preferred shares as issued in such financing based on conversion price at discounted share price).
The initial fair value of the instrument was calculated using a weighted average percentage probability of the three possible scenarios above based on their expected discounted future cash flows (for the Change of control and Maturity scenarios) and expected conversion value (for the Qualified financing event). The Group used judgment to estimate the probability of the three future outcomes, including key inputs to the valuation exercise such as: the conversion price, the change of control price, Company’s share price, discount rate, and timing of occurrence. The key assumption in calculating the fair value of the instrument was the probability of securing Series A2 financing of 90%, with the balance of probability allocated to a change of control and redemption at maturity.
The inputs into the fair value calculations of the Convertible loans are classified as level 3 in the fair value hierarchy due to the use of unobservable inputs.
At the completion of the First Tranche that occurred on September 11, 2020, the Convertible loans were mandatorily converted into an aggregate of 4,195,966 Series A1 preferred shares of the Company issued at a conversion price of USD 4.891 (rounded) per share based on the agreement with the Lenders. Immediately prior to conversion, the fair value of the Convertible loans was remeasured assuming the probability of securing Series A2 financing of 100% and using the fair value per share of USD 5.755, representing a subscription price per Series A2 preferred share of the First Tranche of Series A2 financing. Upon conversion, the Convertible loans, including accrued but unpaid interest, were immediately deemed repaid in full and terminated in their entirety. As a result, USD 24,148 thousand was reclassed from liabilities to equity.
Refer to Note 24 for further information on the Convertible Loans.
Net pension liabilities
The retirement benefit obligation is calculated based on various financial and actuarial assumptions. The key assumptions for assessing these obligations are the discount rate, interest credit rate, mortality rate, future salary and pension increases, average retirement age and expected life expectation at regular retirement age. The calculations were performed by external actuaries and the principal assumptions used are summarized in Note 20. As of December 31, 2021, the underfunding amounted to USD 3,190 thousand (2020 USD 3,557 thousand) (2019: USD 1,983 thousand). Using other basis for the calculations could have led to different results.
Share-based payments
Following the Spin-off, the Company offered to certain directors, executive officers, employees and external consultants, providing services similar to those rendered by employees, to participate in one of the three different share-based payment plans. These beneficiaries could choose between grant of (i) options to purchase registered ordinary shares of the Company (“Share Option Plan”), (ii) entitlements to registered ordinary shares of the Company (“Restricted Share Unit Plan” or “RSU Plan”) (together with the Share Option Plan, the “2019 Equity Incentive Plan”), or (iii) purchasing restricted ordinary shares under the 2019 restricted share purchase agreement (“2019 RSPA”) at their nominal value of CHF 0.05 per restricted share. The awards granted under the 2019 Equity Incentive Plan and 2019 RSPA vest according to their vesting schedules and terms specified in the respective agreements.
On August 29, 2020, the Company’s board of directors approved an increase to the options available for grant consisting of 2,820,000 registered ordinary shares of the Company for the First Tranche and 1,060,000 registered ordinary shares of the Company for the Second Tranche. Further, on the same date and on September 24, 2020, the board of directors enacted a revised equity incentive plan (“2020 Equity Incentive Plan”), and the 2020 restricted share purchase agreement (the “2020 RSPA”) in connection with Series A2 financing. Under the 2020 Equity Incentive Plan, share options and RSUs were granted, all of which will be equity-settled, and under the 2020 RSPA restricted ordinary shares were sold at their nominal value of CHF 0.05 per share to certain directors, employees, including executive management, and consultants. These instruments vest over a three to four-year vesting period, subject to other vesting conditions.
On March 31, 2021, the Company’s board of directors introduced a new equity incentive plan (“2021 Equity Incentive Plan) and approved an increase to the options available for grant consisting of 6,760,000 registered ordinary shares of the Company. Under the 2021 Equity Incentive Plan, share options and RSUs were granted, all of which will be equity-settled, to certain directors, employees, including executive management, and consultants. These instruments vest over a three to four-year vesting period, subject to other vesting conditions. The options under this plan have strike prices of USD 4.80, 4.91, 7.73 and 11.66.
The 2021 Equity Incentive Plan, 2020 Equity Incentive Plan, the 2020 RSPA, the 2019 Equity Incentive Plan and the 2019 RSPA instruments described above are measured at fair value at their respective grant dates. The Company used two valuation methodologies, which depend on the instrument being valued. For the restricted shares and RSUs, the Company used the share price as the fair value of the underlying equity instrument on the grant date based on the fair value of Company’s ordinary share at the forward value and estimated discount factor. For the share options, the Company used a variation of the Black-Scholes option pricing model (Black model), which takes into consideration the following variables to calculate the fair value of the options: fair value per Company’s ordinary share at the forward value, exercise price, volatility and duration.
The 2021 Equity Incentive Plan was introduced following the Group’s IPO. Therefore the fair value of the granted instruments was estimated applying the valuation methodologies described above but using the quoted price per share of the Company as an input.
In the second half of 2020, the Company calculated the fair value of the ordinary shares in accordance with the guidance outlined in the American Institute of Certified Public Accountants’ Accounting and Valuation Guide, Valuation of Privately- Held-Company Equity Securities Issued as Compensation. The Company used a probability-weighted expected return method, or PWERM, which is a scenario-based methodology that estimates the fair value of the Company’s ordinary share based upon an analysis of the Company’s future values, assuming various outcomes. Thus, the ordinary share value is based on the probability-weighted present value of expected future scenario proceeds considering each of the possible outcomes available as well as the rights of each class of shares.
The PWERM analysis was performed for the following scenarios (the probabilities for each scenario vary depending on the grant date): IPO, merger/acquisition (“M&A”), and dissolution. The M&A scenario was further split in four scenarios, depending on the statistical measure for the valuation multiple considered: average, median, maximum and minimum multiple. For all of the scenarios, the enterprise value has been estimated based on the market approach (market multiples). Once the present value of each scenario proceeds for each share class was calculated (considering an appropriate risk-adjusted discount rate), the appropriate discount rate due to lack of marketability was applied. Finally, the probability-weighted ordinary share value was calculated, based on the probability assigned to each scenario. In some cases, the Company determined that there were no significant events occurring between a prior valuation date and a subsequent grant. As such, in these cases the Company used the most recent share price valuation as an input to the determination of share-based payment.
In 2019 and the first half of 2020, the fair value of the Company’s ordinary shares was determined using the discounted cash flow method, which calculates the fair value of the underlying ordinary share on the grant date based on the discounted future cash flow projections of the Group.
An expense of USD 24,896 thousand related to these instruments was recognized in profit and loss (2020 USD 5,445 thousand) (2019: USD 1,577 thousand), with USD 7,711 thousand recognized within research and development expenses (2020 USD 1,243 thousand) (2019: USD 277 thousand) and USD 17,185 thousand (2020 USD 4,202 thousand) (2019: USD 1,300 thousand) recognized within general and administrative expenses with a corresponding credit to equity (accumulated losses). For further details, refer to Note 11.
Contingent consideration liabilities
On September 30, 2018, the Parent Group acquired 100% of the shares of GlyPharma from a third party, which was subject to contingent consideration depending on whether future milestones would be met. Contingent consideration is a financial liability and is measured at fair value with changes in fair value recognized through profit or loss. The fair value of the contingent consideration liabilities has been assessed based on the contractual milestone payments remaining and the estimated probability of success.
In 2021, the Group recognized revaluation gains of USD 6,870 thousand (2020 USD: losses of USD 12,938 thousand) (2019: losses of USD 1,991 thousand) within research and development expenses to reflect the changes in the fair value of contingent consideration liabilities during the year. With the completion of the IPO in April 2021, the second condition for payment of the contingent consideration had been met and consequently, the full amount of USD 20,000 thousand (2020: USD 19,140 thousand) (2019: USD 6,202 thousand) has been paid in full in November 2021.
Refer to Note 19 for additional information on the contingent consideration liabilities.
Assessment of the Asset Acquisition and Contingent Consideration
Comet acquisition of assets has been assessed applying the optional concentration test described above. Management had to apply judgment in identifying the assets acquired, their relative fair value, the fair value of the contingent consideration included in the transaction taken into account for the purpose of the concentration test, the uncertainty surrounding such contingent consideration and if the “substantially all” criterion has been met, based on the previous elements. Management has assessed the probability of achievement of the milestones attached to the variable payments included in the asset acquisition agreement as low, thus no liability for such variable payments was recognized as of the date of acquisition.
Refer to Note 6 for additional information on Comet acquisition.
Impairment for intangible assets
The Group reviews, at least on annual basis, the recoverable amount of the intangible assets and goodwill described in Note 14. Such recoverable amount is the higher of the fair value less costs of disposal and the value in use. For the purposes of the determination of the value in use, the Company estimates the present value of the future cash flows expected, which include among other aspects:
•Estimates and assumptions about the future cash flows that the Group expects to obtain from the cash generating units.
•Expectations about possible variations in the amount or timing of those future cash flows.
•The time value of money represented by the current market risk-free rate of interest.
•The price for bearing the uncertainty inherent in the cash generating units.
•Other factors, such as illiquidity, that market participants would reflect in pricing the expected future cash flows.
Refer to Note 14 for more details about methodology and assumptions used in estimating the net recoverable amounts.
With respect to the other non-financial assets, the Group assesses their recoverable amounts if there are impairment indicators.